                                                                   Exhibit 10.26
                                                                Contract #T1014F

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

This Agreement is made and entered into at Omaha, Nebraska as of October 6, 1989, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and NATGAS U.S. INC., a Delaware corporation, hereinafter referred to as "Shipper".

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Part 157 or Part 284 of the Federal Energy Regulatory Commission's Regulations; and

WHEREAS, Company recognizes that it will be a condition to the initial effectiveness of this Service Agreement that, notwithstanding any other provision of the Tariff or this Service Agreement, the FERC and all other appropriate federal governmental authorities and/or agencies in the United States shall have issued, under terms and conditions acceptable to Shipper, all authorizations and certificates;

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

Article 1 - Basic Receipts

Shipper shall on each day beginning with Shipper's Billing Commencement Date, which shall be one (1) day after the effective date as provided for in Article 7
- Term, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such day, as defined in such
Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

Article 2 - Excess Receipts

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Service Agreements will not be adversely affected thereby, Company may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Subsection 5.3 of Rate Schedule T-1, Section 5 of Rate Schedule IT-1 and Subsection 5.1 in Rate Schedule OT-1. If more than one of the Shippers subject to Rate Schedule T-1 shall notify Company of a desire to tender gas to Company pursuant to Article 2 of their respective Service Agreements on any day, Company, if it elects to receive less than all of such gas, shall, except as otherwise required by Subsection 5.3 of Rate Schedule T-1 and Subsection 13.73 of the General Terms and Conditions, allocate among such Shippers the aggregate quantity it so elects to receive in proportion to their respective Total Maximum Receipt Quantities or in such other equitable manner as Company's operating conditions and the availability of its facilities may reasonably require.

Receipt of gas under this Article 2 which Company has previously elected to receive from Shipper may be curtailed partially or entirely at any time or from time to time by Company at will, in which event Company shall so notify Shipper of its decision.

Article 3 - Deliveries

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section 13 of the General Terms and Conditions.

Article 4 - Payments

Shipper shall make payments to Company in accordance with Rate Schedules T-1 and OT-1 and the other applicable terms and provisions of this Agreement.

Article 5 - Change in Tariff Provisions

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Commission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law. Shipper may protest any filed changes before the Federal Energy Regulatory Commission and exercise any other rights it may have with respect thereto.

Article 6 - Cancellation of Prior Agreements

When this Service Agreement becomes effective, it shall supersede, cancel and terminate the following Agreements:

                  United Gas Pipeline Company U.S Shippers
                  Service Agreement dated December 15, 1980 and Amendments thereto

Article 7 - Term

This Service Agreement shall become effective upon acceptance by Company of the FERC Order approving the substitution of Shipper for United Gas Pipeline Company and continue in effect from the date of said acceptance to October 31, 2001 and thereafter until terminated by either Shipper or Company by not less than six
(6) months prior written notice to the OTHER. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

Notwithstanding the provisions contained in the preceding paragraph, Appendix A, which sets forth the alternative credit support arrangement for this Agreement, is attached hereto and made a part hereof. Such Appendix A describes an Event of Nonpayment with certain notice requirements and time periods in which to cure an Event of Nonpayment. Failure to cure an Event of Nonpayment pursuant to Appendix A shall entitle the Company to terminate this Agreement, in whole or in part, upon thirty (30) days further written notice.

Article 8 - Applicable Law and Submission to Jurisdiction

This Agreement and Company's Tariff, and the rights and obligations of Company and Shipper thereunder are subject to all relevant and United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska. For purposes of legal proceedings, this Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to the Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.

Article 9 - Successors and Assigns

Any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company, as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed, or assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or is controlled by such party). Nothing contained in this Article 9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such release, which it shall not do unless it concludes that, on the basis of the facts available to it, such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any shipper from its obligations under its Service Agreement without the written consent of the other Shippers unless:
(a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption thereof by the assignee, and the terms of such assignment and assumption render the obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Agreement; and (b) Shipper shall be under no obligation at any time to determine the status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.

Article 10 -      Loss of Governmental Authority, Gas Supply,
                  Transportation or Market

Without limiting its other responsibilities and obligations under this Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the loss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Agreement.

Article 11 -      Other Operating Provisions

(This Article to be utilized when necessary to specify other operating provisions.)

Article 12 -      Exhibit A of Service Agreement, Rate Schedules and
                  General Terms and Conditions

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Agreement and are hereby incorporated in, and made a part of, this Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Agreement are controlling.

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.

ATTEST:                         NORTHERN BRODER PIPELINE COMPANY

                                By:   Northern Plains Natural Gas Company,
                                      Managing Partner

/s/ Janet K. Place              By:     /s/ J.C. Pyle
-------------------------           ------------------------------------
Assistant Secretary             Title:  Vice President


ATTEST:                         NATGAS U.S. INC.

     [illegible]                By:     /s/ R.J. Cradock
-------------------------           ------------------------------------
Assistant Secretary             Title:  Vice President
                                        Operations & Transportation

                        NORTHERN BORDER PIPELINE COMPANY
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT


This Amendment is entered into as of this 2nd day of April, 1999 by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and PAN-ALBERTA GAS (U.S.) INC., hereinafter referred to as "Shipper".

WHEREAS, Company and Shipper have entered into a U.S. Shippers Service Agreement dated as of October 6, 1989 and any such Amendments thereto (hereinafter the "Service Agreement"); and

WHEREAS, Shipper desires to extend the term of the Service Agreement for 10,247 Mcf/day from October 31, 2003 to October 31, 2004.

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties 5hereto covenant and agree as follows:

AMENDED EXHIBIT A

Exhibit A to the Service Agreement is hereby superseded by the attached Amended Exhibit A reflecting the extension of the term of the Service Agreement for 10,247 Mcf/day from October 30, 2003 to October 31, 2004.

CHANGE IN TERM

The first paragraph of Article 7 of the Agreement shall hereafter be and read as follows:

                  This Service Agreement shall become effective upon its execution and continue in effect from such date until October 31, 2004 and thereafter in accordance with Company's Tariff, provided that prior to November 1, 2000, Shipper will commit to and demonstrate Shipper's ability to continue to satisfy the credit requirements of Company's Tariff (as may be in effect at that time) in respect of the period November 1, 2001 through October 31, 2004. Company shall provide by September 1, 2000 written notice to Shipper of the November 1, 2000 requirement. Should Shipper fall to fulfill this credit commitment and demonstration obligation prior to November 1, 2000, Company may thereafter terminate this Service Agreement upon thirty (30) days written notice to Shipper, provided that the effective date of any such termination shall not be prior to October 31, 2001. These same procedures will apply in respect of credit requirements associated with further extensions, if any, of the Service Agreement prior to November 1, 2000. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

                        NORTHERN BORDER PIPELINE COMPANY
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year set forth above.


ATTEST:                             NORTHERN BRODER PIPELINE COMPANY

                                    By:  Northern Plains Natural Gas Company,
                                         Operator

 /s/ Eva Neufeld                    By:  /s/ Robert A. Hill
------------------------------           ---------------------------------
Assistant Secretary                 Title: Vice President


WITNESS:                            PAN-ALBERTA GAS (U.S.) INC.

                                    By:  /s/ Gene Tiemstra
------------------------------           ---------------------------------
                                    Title:  Vice President Transportation &
                                            Operation

                                    By:  /s/ Diane J. Pettie
                                         ---------------------------------
                                    Title: General Counsel & Corporate
                                           Secretary

                        NORTHERN BORDER PIPELINE COMPANY
              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


Company:                             Northern Border Pipeline Company

Company Address:                     1111 South 103rd Street
                                     Omaha, Nebraska 68124-1000

Shipper:                             Pan-Alberta Gas (U.S.) Inc.
                                     Attn:  Mr. Gene Tiemstra

Shipper's Address:                   800 - 707 8th Avenue S.W.
                                     Calgary, AB, Canada T2P 3V3

                                             Maximum         Maximum        Maximum        Maximum
                                Role         Quantity        Receipt       Delivery        Receipt          Minimum
                               (Notes       (MCF/Day)        Pressure      Pressure      Temperature      Temperature
Points                        1 and 3)       (Note 4)        (PSIG)         (PSIG)       ((Degree)F)      ((Degree)F)
---------------------------- ------------ --------------- -------------- -------------- --------------- ---------------
Port of Morgan, MT               PR           357,302         1435             -             120              32
                                 RD           357,302           -              -              -                -
                                 TP           357,302           -              -              -                -
                                 DD           357,302           -              -              -                -

Saskana, MT                      PR            60,000         1435             -             120              32
(Secondary-Note 2)               RD            60,000           -              -              -                -
                                 TP           357,302           -              -              -                -
                                 DD            60,000           -              -              -                -

Buford, ND                       PR            48,000         1435             -             120              32
(Secondary-Note 2)               RD            48,000           -              -              -                -
                                 TP           357,302           -              -              -                -
                                 DD            48,000           -              -              -                -

Watford City, ND                 PR            60,000         1435             -             120              32
(Secondary-Note 2)               RD            60,000           -              -              -                -
                                 TP           357,302           -              -              -                -
                                 DD            60,000           -              -              -                -

Hebron, ND                       PR           160,000         1435             -             120              32
(Secondary-Note 2)               RD           160,000           -              -              -                -
                                 TP           357,302           -              -              -                -
                                 PD            30,000           -             725             -               32
                                 DD            30,000           -              -              -                -

Glen Ullin, ND                   PR            60,000         1435             -             120              32
(Secondary-Note 2)               RD            60,000           -              -              -                -
                                 TP           357,302           -              -              -                -
                                 PD           100,000           -             725             -               32
                                 DD           100,000           -                             -                -

Linton, SD                       RD               770           -             -               -                -
(Secondary-Note 2)               TP           357,302           -             -               -                -


                                       8

                        NORTHERN BORDER PIPELINE COMPANY
        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (CONTINUTED)

                                             Maximum         Maximum        Maximum        Maximum
                                Role         Quantity        Receipt       Delivery        Receipt          Minimum
                               (Notes       (MCF/Day)        Pressure      Pressure      Temperature      Temperature
Points                        1 and 3)       (Note 4)        (PSIG)         (PSIG)       ((Degree)F)      ((Degree)F)
---------------------------- ------------ --------------- -------------- -------------- --------------- ---------------
                                 PD               770           -            700              -               32
                                 DD               770           -             -               -                -

MINA, SD                         RD            16,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD            16,000           -            750              -               32
                                 DD            16,000           -             -               -                -

WARNER, SD                       RD            24,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD            24,000           -           1,000             -               32
                                 DD            24,000           -             -               -                -

ABERDEEN, SD                     RD            35,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD            35,000           -            800              -               32
                                 DD            35,000           -             -               -                -

WEBSTER, SD                      RD             5,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD             5,000           -            700              -               32
                                 DD             5,000           -             -               -                -

MILBANK, SD                      RD             8,073           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD             8,073           -            800              -               32
                                 DD             8,073           -             -               -                -

IVANHOE, MN                      RD             1,791           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD             1,791           -            700              -               32
                                 DD             1,791           -             -               -                -

TYLER, MN                        RD               700           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD               700           -           1,100             -               32
                                 DD               700           -             -               -                -

BALATON, MN                      RD            20,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD            20,000           -            720              -               32
                                 DD            20,000           -             -               -                -

MARSHALL, MN                     RD            80,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD            80,000           -            800              -               32
                                 DD            80,000           -             -               -                -

WESTBROOK, MN                    RD             2,500           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -


                                       9

                        NORTHERN BORDER PIPELINE COMPANY
        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (CONTINUTED)

                                             Maximum         Maximum        Maximum        Maximum
                                Role         Quantity        Receipt       Delivery        Receipt          Minimum
                               (Notes       (MCF/Day)        Pressure      Pressure      Temperature      Temperature
Points                        1 and 3)       (Note 4)        (PSIG)         (PSIG)       ((Degree)F)      ((Degree)F)
---------------------------- ------------ --------------- -------------- -------------- --------------- ---------------
                                 PD             2,500           -            800              -               32
                                 DD             2,500           -             -               -                -
WINDOM, MN                       RD            10,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD            10,000           -            800              -               32
                                 DD            10,000           -             -               -                -

WELCOME, MN                      RD           175,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD           175,000           -            796              -               32
                                 DD           175,000           -             -               -                -

LEDYARD, IA                      RD             4,000           -             -               -                -
(SECONDARY-NOTE 2)               TP           357,302           -             -               -                -
                                 PD             4,000           -            800              -               32
                                 DD             4,000           -             -               -                -

VENTURA, IA                      RD           357,302           -             -               -                -
                                 TP           357,302           -             -               -                -
                                 PD           357,302           -            820              -               32
                                 DD           357,302           -             -               -                -

Total Maximum
Receipt Quantity:            357,302 Mcf    Effective 01/01/1999 through 10/31/2003
                              10,247 Mcf    Effective 11/01/2003 through 10/31/2004


                        NORTHERN BORDER PIPELINE COMPANY
        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (CONTINUTED)


Note 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

Note 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

Note 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

Note 4: The total maximum quantity and the Mcf/day for receipt, delivery and transfer points is 357,302 Mcf/day through October 31, 2003 and is 10,247 Mcf/day from 11/01/2003 until 10/31/2004.

This Amended Exhibit A is made and entered into as of April 2, 1999. On the effective date it shall supersede the Exhibit A dated as of December 22, 1998.

The effective date of this Exhibit A is April 2, 1999.


ATTEST:                             NORTHERN BRODER PIPELINE COMPANY

                                    By:  Northern Plains Natural Gas Company,
                                         Operator

 /s/ Eva Neufeld                    By:  /s/ Robert A. Hill
------------------------------           ---------------------------------
Assistant Secretary                 Title: Vice President


WITNESS:                            PAN-ALBERTA GAS (U.S.) INC.

                                    By:  /s/ Gene Tiemstra
------------------------------           ---------------------------------
                                    Title:  Vice President Transportation &
                                            Operation

                                    By:  /s/ Diane J. Pettie
                                         ---------------------------------
                                    Title: General Counsel & Corporate
                                           Secretary


                                       11